UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FORWARD AIR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2015

FORWARD AIR CORPORATION

Forward Air Corporation

FORWARD AIR CORPORATION
ATTN: LEGAL DEPARTMENT
430 AIRPORT ROAD
GREENEVILLE, TN 37745

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 13, 2015
Date: May 12, 2015 **Time:** 8:00 AM EDT
Location: The Explorer Room
Atlanta Airport Marriott Gtwy.
2020 Convention Center
Atlanta, GA 30337

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice and Proxy Statement and Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

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Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Bruce A. Campbell 02 C. Robert Campbell 03 C. John Langley 04 Tracy A. Leinbach 05 Larry D. Leinweber

06 G. Michael Lynch 07 Gary L. Paxton 08 Ronald W. Allen

The Board of Directors recommends you vote FOR proposals 2 and 3.

2 To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company;

3 To approve, on an advisory basis, the compensation of the named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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B A R C O D E

Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON

123,456,789,012.12345

THE COMPANY NAME INC. - CLASS A

123,456,789,012.12345

THE COMPANY NAME INC. - CLASS B

123,456,789,012.12345

THE COMPANY NAME INC. - CLASS C

123,456,789,012.12345

THE COMPANY NAME INC. - CLASS D

123,456,789,012.12345

THE COMPANY NAME INC. - CLASS E

123,456,789,012.12345

THE COMPANY NAME INC. - CLASS F

123,456,789,012.12345

THE COMPANY NAME INC. - 401 K

123,456,789,012.12345

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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